1 Annual Meeting Annual Meeting of Stockholders of Stockholders April 25, 2013 April 25, 2013 Exhibit 99.2

Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the
“Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-
looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors”
section of our Annual Report on Form 10-K for the year ended December 31, 2012.
2
Forward Looking Statements

Superior Markets Consistent Performance Valuable Deposit Franchise Proven Asset Generator Capable Risk Manager Shareholder Focused 3 Why PFS?

PROVIDENT FINANCIAL SERVICES, INC.

Orange
Putnam
Pike
Fairfield
Westchester
Sussex
Monroe
Carbon
Warren
Nassau
Lehigh
Hunterdon
Bucks
Mercer
Montgomery
Delaware
Burlington
Ocean
Salem
Atlantic
Cumberland
Kent

New Jersey’s oldest state chartered bank
Over 75 branch offices
Wealth Management and Trust Administration Services
Well capitalized under current regulatory standards
Ten year history of quarterly cash dividends to stockholders
No TARP
No dilutive stock offerings
No bulk NPA sales or debt restructurings
4
Company Highlights

PROVIDENT FINANCIAL SERVICES, INC.

One Year Total Return (%)
25.00
20.00
15.00
10.00
5.00
0.00
Dec-11
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
18.53
17.03
PFS
SNL Small Cap U.S. Bank & Thrift

Three Year Total Return (%)
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
(10.00)
(20.00)
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
58.07
31.97
PFS
SNL Small Cap U.S. Bank & Thrift

5 Total Return

PROVIDENT FINANCIAL SERVICES, INC.

- $0.20 Special Dividend Paid December 2012
- Current Dividend Yield ≈3.50%
- Payout Ratio 44% excluding Special Dividend

$0.33
$0.13
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2003Q2
2003Q4
2004Q1
2004Q2
2004Q3
2004Q4
2005Q1
2005Q2
2005Q3
2005Q4
2006Q1
2006Q2
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2012Q4

- $0.20 Special Dividend Paid December 2012
- Current Dividend Yield ≈3.50%
- Payout Ratio 44% excluding Special Dividend

$0.33
$0.13
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
2003Q2
2003Q4
2004Q1
2004Q2
2004Q3
2004Q4
2005Q1
2005Q2
2005Q3
2005Q4
2006Q1
2006Q2
2006Q3
2006Q4
2007Q1
2007Q2
2007Q3
2007Q4
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2012Q4

6 Dividend History

7 2012: A Record Setting Year 2012 Change vs. 2011 Total Assets $7.3 B $186 M 2.6% Loans $4.9 B $251 M 5.4% Total Deposits $5.4 B $272 M 5.3% Non-Interest Bearing Deposits $864 M $166 M 24.0%

8 2012: A Record Setting Year 2012 Change vs. 2011 Net Income $67 M $10 M 17.3% EPS $1.18 $0.17 16.8% ROAA 0.94% 0.11% 13.3% ROATE 10.88% 1.07% 10.9%

9
*Excludes impact of $152.5 million of Goodwill impairment in 2009.
A Longer View: Structural Gains
2012 2009
Net Interest Margin 3.38% 3.06%
Loans/Deposits 90.4% 89.5%
Net Revenues $261M $212M
Provision for Loan Losses $16M $30M
Net Income $67M                       $31M*

10 Asset Quality 5 Quarter Trend $135,351 $134,783 $129,141 $119,586 $111,463 1.91% 1.89% 1.81% 1.65% 1.53% 4 Q 2011 1 Q 2012 2 Q 2012 3 Q 2012 4 Q 2012 NPAs NPAs/Assets

$6.8 B $7.3 B 11 A Longer View: Structural Gains 64% 25% 11% 2009 67% 23% 10% 2012 Loans Investments Other Asset Composition

12 A Longer View: Structural Gains Loan Composition Commercial $2.3B 53% Consumer $2.1B 47% 2009 Commercial $3.1B 62% Consumer $1.8B 38% 2012

Total Loans: $4.9 Billion Average Loan Yield: 4.58% 13 Loan Portfolio – 12/31/12 1-4 Residential 26% CRE 27% Multi-family 15% Construction 2% Consumer 12% C&I 18%

14 A Longer View: Structural Gains Funding / Earning Assets 47% 8% 25% 16% 2009 55% 13% 15% 12% 2012 Interest Bearing Core Deposits Non -Interest Bearing Deposits Time Deposits Borrowings

15
* Not meaningful
Provident Consolidated
Bank PFS
Tangible Common Equity * 9.00%
Tier 1 Leverage 7.80% 8.93%
Tier 1 Risk-Based Capital 11.08% 12.68%
Total Risk-Based Capital 12.33% 13.93%
Capital Ratios – 12/31/12

16 Capital flexibility Recent additions to lending teams in Middle Market / Consumer / Healthcare / CRE Technology enhancements Sandy stimulus Accelerating economic recovery Opportunities

17 COMMITMENT YOU CAN COUNT ON.